
                                 Exhibit 21.1

                SUBSIDIARIES OF GARDEN STATE NEWSPAPERS, INC.

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Subsidiaries                       State of Incorporation    Names Under Which It Conducts Business
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
Garden State Investments, Inc.     Delaware                  Alameda Newspapers, Inc.
                                                             Brattleboro Publishing Company
                                                             Easton Publishing Company
                                                             Graham Newspapers, Inc.
                                                             Mid-States Newspapers, Inc.
                                                             New England Newspapers, Inc.
                                                             NJN Investments, Inc.
                                                             North Adams Publishing Company
                                                             North Eastern Publishing Company
                                                             North Jersey Newspaper Company
                                                             Pittsfield Publications, Inc.
                                                             South Jersey Newspaper Company
                                                             The York Newspaper Company
                                                             York Newspapers, Inc.

Alameda Newspapers, Inc.           Delaware                  The Oakland Tribune
                                                             The Tri-Valley Herald
                                                             The Argus
                                                             The Daily Review
                                                             Alameda Times Star
                                                             San Mateo County Times
                                                             Alameda Accent
                                                             Times Weekend
                                                             San Bruno Herald
                                                             Coastside Chronicle
                                                             Daly City Record
                                                             Brisbane Bee
                                                             Millbrae Recorder-Progress

Brattleboro Publishing Company     Delaware                  The Brattleboro Reformer

Easton Publishing Company          Delaware                  The Express Times
                                                             Two Rivers Shopping Times
                                                             The Bethlehem Star
                                                             Hunterdon Marketplace

Graham Newspapers, Inc.            Delaware                  The Graham Leader
                                                             The Lake Country Sun
                                                             The Jacksboro Gazette
                                                             The Jack County Herald
                                                             Lake Country Shopper
                                                             The Olney Enterprise





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
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
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Subsidiaries                            State of Incorporation      Names Under Which It Conducts Business
---------------------------------------------------------------------------------------------------------------
Mid-States Newspapers, Inc.             Delaware                    Las Cruces Sun-News
                                                                    The Daily Nonpareil
                                                                    Sentinel & Enterprise
                                                                    Lebanon Daily News
                                                                    The Shopper Bulletin
                                                                    Southwest Iowa Shopper Guide
                                                                    North Country Leader
                                                                    The Independent
                                                                    The Palm Advertiser
                                                                    The Shopping Times
                                                                    Vos del Valle

North Adams Publishing Company          Delaware                    North Adams Transcript
                                                                    The Transcript Spotlight

North Eastern Publishing Company        Delaware                    Bennington Banner
                                                                    The Manchester Journal
                                                                    The Bennington Shopper

North Jersey Newspaper Company          Delaware                    Herald-News
                                                                    Community Life
                                                                    Community Forum
                                                                    The Ridgewood News
                                                                    Shopper News
                                                                    South Bergenite
                                                                    Suburban News
                                                                    Paramas Town News
                                                                    The Dateline Journal
                                                                    Suburban Life
                                                                    Suburban Trends
                                                                    Today
                                                                    Summit Independent Press
                                                                    Berkeley Heights and News
                                                                    Phillipsburg Free Press
                                                                    Star Gazette
                                                                    Blairstown Press
                                                                    Belvidere News
                                                                    Star Journal
                                                                    The News Leader
                                                                    The News
                                                                    The Hills Bedminster Press
                                                                    Somerset Messenger Gazette
                                                                    Highland Park Herald
                                                                    The Review
                                                                    The Chronicle
                                                                    The Piscataway Review
                                                                    The Reporter
                                                                    Cranford Chronicle
                                                                    The Westfield Record-Press




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
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
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Subsidiaries                       State of Incorporation    Names Under Which It Conducts Business
---------------------------------------------------------------------------------------------------
Pittsfield Publications, Inc.      Delaware                  The Berkshire Eagle
                                                             The Shopper

South Jersey Newspaper Company     Delaware                  The Gloucester County Times
                                                             Today's Sunbeam
                                                             Bridgeton Evening News
                                                             The Millville Shopper News
                                                             The Record
                                                             The Advertiser

York Newspapers, Inc.              Delaware                  The York Newspaper Company

York Newspaper Company             Pennsylvania              The York Dispatch
                                   General Partnership       The York Sunday News
                                                             Weekly Record

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


                 GARDEN STATE NEWSPAPERS, INC. OPERATING NAMES
                 ---------------------------------------------
                 San Gabriel Valley Times
                 Whittier Daily News
                 Pasadena Star-News
                 Cheers
                 Whittier Review Shopper
                 The Star
                 Highlander Newspapers
                 Eureka Times Standard
                 The Buyers' Guide
                 On the Market
                 The Sun
                 The Sunday Sun
                 The Evening Sun
                 The Community Sun





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